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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                           ---------------------------


                                    FORM 8-K




                                 Current Report
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): December 23, 2002




                              BIG CITY RADIO, INC.
             (Exact name of registrant as specified in its charter)




            Delaware                    001-13715              13-3790661
--------------------------------    ----------------     -----------------------
  (State or other jurisdiction         (Commission            (IRS Employer
        of incorporation)             File Number)         Identification No.)



               110 East 42/nd/ Street, Suite 1305, New York 10017
               --------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (212) 599-3510



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Item 5. Other Events

         On December 23, 2002, Big City Radio, Inc., a Delaware corporation ("Big City"), and its license holding subsidiary, Big City Radio-LA, L.L.C, entered into an asset purchase agreement to sell radio broadcast stations KVYY-FM, licensed to Ventura, California, KLYY-FM, licensed to Arcadia, California and KSYY-FM, licensed to Fallbrook, California (collectively, the "Los Angeles Stations"), to Entravision Communications Corporation, a Delaware corporation ("Entravision"), for $100 million in cash and approximately 3.77 million shares of Entravision's Class A common stock. The transaction is subject to customary closing conditions, including the receipt of the approval of the Federal Communications Commission ("FCC") for the transfer of the FCC licenses of the Los Angeles Stations. The shares of Entravision's Class A common stock when issued and delivered to Big City will be registered under the Securities Act of 1933, as amended, under a Registration Statement on Form S-4. In addition, Big City Radio-LA, L.L.C. and Entravision will enter into a time brokerage agreement upon the earlier of expiration or termination of any waiting periods (and any extensions thereof) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. The time brokerage agreement will permit Entravision to broadcast Entravision's programming over the Los Angeles Stations pending the consummation of the asset sale. A copy of the asset purchase agreement is attached hereto as Exhibit 2.1 and incorporated herein by reference. A copy of the form of time brokerage agreement is attached hereto as
Exhibit 10.1 and incorporated herein by reference. A copy of Big City's press release dated December 24, 2002 announcing the sale is attached hereto as
Exhibit 99.1 and incorporated herein by reference.

         On December 30, 2002, Big City and its license holding subsidiary, Big City Radio-NY, L.L.C., entered into an asset purchase agreement to sell radio broadcast stations WYNY-FM, licensed to Briarcliff Manor, New York, WWZY-FM, licensed to Long Branch, New Jersey, WWXY-FM, licensed to Hampton Bays, New York, and WWYY-FM, licensed to Belvidere, New Jersey, to Nassau Broadcasting Holdings, Inc., a New Jersey corporation, for $43 million in cash. The transaction is subject to customary closing conditions, including the receipt of the approval of the FCC for the transfer of the FCC licenses of the stations. A copy of the asset purchase agreement is attached hereto as Exhibit 2.2 and incorporated herein by reference. A copy of Big City's press release dated December 31, 2002 announcing the sale is attached hereto as Exhibit 99.2 and incorporated herein by reference.

         On December 31, 2002, Big City and its license holding subsidiary, Big City-CHI, L.L.C., entered into an asset purchase agreement to sell radio broadcast stations WDEK-FM, licensed to De Kalb, Illinois, WKIE-FM, licensed to Arlington Heights, Illinois and WKIF-FM, licensed to Kankakee, Illinois (collectively, the "92 Stations"), to Spanish Broadcasting System of Illinois, Inc., a Delaware corporation ("SBS"), for $22 million in cash. The transaction is subject to customary closing conditions, including the receipt of the approval of the FCC for the transfer of the FCC licenses of the stations. A copy of the asset purchase agreement is attached hereto as Exhibit 2.3 and incorporated herein by reference. A copy of Big City's

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press release dated December 31, 2002 announcing the sale is attached hereto as
Exhibit 99.3 and incorporated herein by reference. In connection with the asset purchase agreement, Spanish Broadcasting System, Inc., the parent of SBS, entered into a guaranty agreement in favor of Big City and Big City Radio-CHI, L.L.C., a copy of which is attached hereto as Exhibit 99.4 and incorporated herein by reference, and Big City Radio-CHI, L.L.C. and SBS entered into a time brokerage agreement, which is attached hereto as Exhibit 10.2 and incorporated herein by reference. The time brokerage agreement will permit SBS to broadcast SBS' programming over the 92 Stations pending the consummation of the asset sale.

         On January 2, 2003, Big City and its license holding subsidiary, Big City Radio-CHI, L.L.C., entered into an asset purchase agreement to sell radio broadcast station WXXY-FM, licensed to Highland Park, Illinois, to HBC Illinois, Inc., a Delaware corporation ("HBC Illinois"), for $32,875,000 in cash. HBC Illinois has entered into an agreement with Superior Broadcasting of Chicago, LLC ("Superior Broadcasting") whereby Superior Broadcasting will hold the FCC licenses and certain other assets of the newly acquired station and HBC Illinois will program the station under a time brokerage agreement. Superior Broadcasting and HBC License Corporation have entered into an option agreement by which HBC License Corporation has an option to purchase the FCC licenses and certain assets used by the station, subject to prior FCC consent. Upon completion of Hispanic Broadcasting Corporation's proposed merger with Univision Communications Inc., it is anticipated that Superior Broadcasting will file an application with the FCC requesting consent to the assignment of the station's FCC licenses to HBC License Corporation. The sale contemplated by the asset purchase agreement with HBC Illinois is subject to customary closing conditions, including the receipt of the approval of the FCC for the transfer of the FCC licenses of the stations. A copy of the asset purchase agreement is attached hereto as Exhibit 2.4 and incorporated herein by reference. A copy of Big City's press release dated January 2, 2003 announcing the sale is attached hereto as
Exhibit 99.5 and incorporated herein by reference. In connection with the asset purchase agreement, Hispanic Broadcasting Corporation entered into a guaranty agreement in favor of Big City Radio, Inc. and Big City Radio-CHI, L.L.C., a copy of which is attached hereto as Exhibit 99.6.

         These sales are being undertaken in accordance with Big City's previously announced auction of all of the company's radio stations.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

    (c)     Exhibits.

2.1 Asset Purchase Agreement dated as of December 23, 2002, among Big City Radio, Inc., Big City Radio-LA, L.L.C. and Entravision Communications Corporation

2.2 Asset Purchase Agreement dated as of December 30, 2002, by and among Big City Radio, Inc., Big City Radio-NY, L.L.C. and Nassau Broadcasting Holdings, Inc.

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2.3      Asset Purchase Agreement dated as of December 31, 2002, among Big City
         Radio, Inc., Big City Radio-CHI, L.L.C. and Spanish Broadcasting System of Illinois, Inc.
2.4 Asset Purchase Agreement dated as of January 2, 2003, among Big City Radio, Inc., Big City Radio-CHI, L.L.C. and HBC Illinois, Inc.
10.1 Form of Time Brokerage Agreement between Big City Radio-LA, L.L.C. and Entravision Communications Corporation
10.2 Time Brokerage Agreement dated as of December 31, 2002, between Spanish Broadcasting System of Illinois, Inc. and Big City Radio-CHI, L.L.C.
99.1     Press Release dated December 24, 2002
99.2     Press Release dated December 31, 2002
99.3     Press Release dated December 31, 2002
99.4 Guaranty Agreement made as of December 31, 2002, by Spanish Broadcasting System, Inc. in favor of Big City Radio, Inc. and Big City Radio-CHI, L.L.C.
99.5     Press Release dated January 2, 2003
99.6 Guaranty Agreement made as of January 2, 2003 by Hispanic Broadcasting Corporation in favor of Big City Radio, Inc. and Big City Radio-CHI, L.L.C.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BIG CITY RADIO, INC.


Date: January 6, 2003                      By: /s/ David A. Persing
                                               ----------------------------
                                               David A. Persing
                                               Executive Vice President, General
                                               Counsel and Secretary

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